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                                                                  Exhibit 10.18

Counsel Corporation
December 19, 1996
Page 1



                                LETTER AGREEMENT


                                December 19, 1996


Counsel Corporation
Two First Canadian Place
Suite 1300, P.O. Box 95
Toronto, Ontario
Canada M5X 1E3

     RE: Registration Rights in connection with the purchase by Counsel Corporation ("Counsel") of 2,112,490 shares of Common Stock of Capstone Pharmacy Services, Inc. ("Capstone") on July 29, 1996

Gentlemen:

     This letter sets forth the registration rights that Counsel received in connection with the above-referenced Common Stock. As you know, Capstone's Board of Directors agreed to grant to Counsel substantially the same registration rights as granted to Integrated Health Services, Inc. ("IHS") in the Symphony acquisition. The above-referenced shares (the "Capstone Stock") will have registration rights as set forth below. Except as otherwise indicated herein, capitalized terms used in this Letter Agreement are defined as set forth in the Asset Purchase Agreement between IHS, Sellers and Buyer (each as defined therein), dated as of June 19, 1996 (the "Purchase Agreement").

          (a) Initial Registration. Unless all of the Capstone Stock has been registered pursuant to the terms of Section (b) hereof, as soon as is reasonably practicable but in any event by December 31, 1996, Capstone will cause to be prepared and filed with the Securities and Exchange Commission (the "Commission") (and will thereafter use its best efforts to have declared effective as soon as possible) an underwritten registration statement of all of the Capstone Stock on Form S-3 or its equivalent and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for Capstone and counsel for the holders of the Capstone Stock in order to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), so as to permit an underwritten public offering and sale by Counsel of all or a portion of the Capstone Stock as elected by Counsel. Capstone shall give Counsel at least 30 days notice prior to filing a registration statement. Capstone shall be entitled to select the underwriter or underwriters for such registration statement. In the event that Counsel elects, in its sole discretion, to delay or defer the process, or to sell less than all shares of Capstone Stock owned by Counsel, Counsel may




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December 19, 1996
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     at any time after December 31, 1996 notify Capstone that it desires that the registration process commence or recommence (as the case may be) as to all or any of said shares, and thereupon Capstone shall commence or recommence (as the case may be) such process promptly and shall file within 60 days of the Counsel notification (or prosecute the effectiveness of a registration statement if one is on file for Counsel) the registration statement and use its best efforts to cause it to become effective as soon as possible. Counsel may require Capstone to, and Capstone shall, file up to a total of two such underwritten registration statements during the two year period following Closing under the Purchase Agreement.

          (b) Piggyback Registration Rights. If the Capstone shall at any time propose to file a registration statement under the Securities Act for any sales of securities of the Capstone (i) on behalf of the holders of securities sold by Capstone in a private placement in April 1996 (the "April Holders") pursuant to a demand registration by such April Holders or
     (ii) any other filing Capstone shall give to Counsel written notice of such registration no later than thirty (30) days before its filing with the Commission; provided, that registrations relating solely to securities to be issued by Capstone in connection with any acquisition, employee stock option or employee stock purchase or savings or similar plan on Form S-4 or S-8 (or successor Forms) under the Securities Act shall not be subject to this Section (b). If Counsel so requests within fifteen (15) days of the sending of such notice, Capstone shall include all of the Capstone Stock in any such registration. However, Capstone shall not be obligated to include any portion (or all) of such Capstone Stock to the extent any underwriter or underwriters of such securities being otherwise registered by Capstone shall determine in good faith that the inclusion of such Capstone Stock (or any portion thereof) would jeopardize the successful sale of such other securities proposed to be sold by such underwriter or underwriters; provided, however that if such offering includes securities being offered for resale by other sellers of Capstone stock, then the Capstone Stock may be eliminated from such offering only to the extent that the securities being offered by such other sellers also are eliminated on a pari passu basis (except as otherwise set forth in this section). Notwithstanding the foregoing, in the case of a registration statement filed under item (ii) of this paragraph (b), to the extent any underwriter or underwriters for such registration statement shall determine that inclusion of all of the securities proposed to be sold would jeopardize the


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Counsel Corporation
December 19, 1996
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     successful sale of such securities, the shares of Capstone Stock shall be excluded from such registration statement prior to the exclusion of the securities of the April Holders. Capstone represents and warrants that there are no holders of shares of its common stock with registration rights not previously included in a registration statement, other than the April Holders, Counsel and IHS.

          (c) Registration Expenses. Capstone shall bear all reasonable expenses related to any registration referred to in paragraph (a). Such costs and expenses shall include, without limitation, all underwriters' and brokers' expenses exclusive of discounts and commissions applicable to the Capstone Stock, the fees and expenses of counsel for Capstone and of its accountants, all other costs, fees and expenses of Capstone incident to the preparation, printing, registration and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the fees and expenses of one counsel to the Sellers relating to such registration, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and Sellers.

          (d) Registration Procedures, Etc. In connection with the registration rights granted to the Sellers with respect to the Capstone Stock as provided in paragraph (a), Capstone covenants and agrees to:

              (1) use its best efforts to cause each registration under paragraph (a) to be declared effective and to remain effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of two (2) years (plus an amount of time equal tot he number of days during which sales of Capstone Stock under such registration statement shall have been prohibited in any jurisdiction in which such securities are registered for sale by applicable law, court order or similar compulsion) after the effective date of such registration statement, or, if sooner, until an exemption from registration of the Capstone Stock becomes available to Sellers, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution all as requested by holders of



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December 19, 1996
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     Capstone Stock. Capstone will immediately notify holders of Capstone Stock at any time when a prospectus relating to a registration statement under paragraph (a) is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Notwithstanding anything to the contrary contained herein, in the event that a registration is an underwritten offering, Capstone shall be required to maintain the effectiveness of the underwritten registration statement only for a reasonable period of time.

              (2) furnish, at least five business days before filing a registration statement that registers such Capstone Stock, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the persons holding a majority of the Capstone Stock being so registered (the "Stockholder Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Sellers in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

              (3) notify in writing (which notice may be sent via fax or overnight courier) the Sellers promptly (i) of the receipt by Capstone of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, to the extent that such comments or requirements relate to information regarding the persons selling Capstone Stock (ii) of the receipt by Capstone of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by Capstone of any notification with respect to the suspension of the



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Counsel Corporation
December 19, 1996
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     qualification of such Capstone Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

              (4) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification or exemption from qualification of any of Capstone Stock for sale in any jurisdiction, at the earliest possible time;

              (5) use its best efforts to register or qualify such Capstone Stock under such other securities or blue sky laws of such jurisdictions as the Sellers selling Capstone Stock reasonably request and any and all other acts and things which may be reasonably necessary or advisable to enable such persons to consummate the disposition in such jurisdictions of Capstone Stock; provided, however, that Capstone will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this subparagraph (5);

              (6) furnish to the persons selling Capstone Stock such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such persons may reasonably request in order to facilitate the public sale or other disposition of such Capstone Stock;

              (7) use its best efforts to cause such Capstone Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Capstone to enable the persons selling Capstone Stock to consummate the disposition of such Capstone Stock;

              (8) notify the persons selling Capstone Stock on a timely basis at any time when a prospectus relating to such Capstone Stock is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such persons, prepare and furnish to



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Counsel Corporation
December 19, 1996
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     such persons a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

              (9) make available for inspection by the persons selling Capstone Stock, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such persons or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of Capstone (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Capstone's officers, directors and employees and any person possessing such information on behalf of Capstone to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement; provided that any of the Information which Capstone determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or government agency of competent jurisdiction or (iii) such Information has been made generally available to the public; provided, however, that each such person agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to Capstone and allow Capstone, at its expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

              (10) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters addressed to Counsel and each person selling Capstone Stock in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;





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Counsel Corporation
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              (11) use its best efforts to obtain from its counsel an opinion or opinions addressed to Counsel in customary form covering matters of the type customarily covered by such opinions;

              (12) provide a transfer agent and registrar (which may be the same entity and which may be Capstone) for such Capstone Stock;

              (13) issue to any underwriter to which the Sellers selling Capstone Stock may sell shares in such offering certificates evidencing such Capstone Stock (following surrender of any existing certificate for such securities);

              (14) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to Capstone's security holders, as soon as reasonably practicable, publicly available earnings statements (which need not be audited) covering a period of twelve
     (12) months beginning within three (3) months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (15) use its best efforts to take all other steps necessary to effect the registration of such Capstone Stock contemplated hereby.

          (e) Indemnification Procedures, Etc.

              (1) The information included or incorporated by reference in the registration statements filed pursuant to paragraph (a) will not, at the time any such registration statement becomes effective, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein as necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier filing of such registration statement or any amendments thereto. The registration statements will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder. Capstone shall indemnify the holders of Capstone Stock to be sold pursuant to any registration statement, their successors and assigns, and each person, if any, who controls such holders within the meaning of ss.15 of the Securities Act or ss.20(a) of the Securities




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Counsel Corporation
December 19, 1996
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     Exchange Act of 1934, as amended (the "Exchange Act") against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by Capstone or based upon Written information furnished by Capstone filed in any jurisdiction in order to qualify Capstone Stock under the securities laws thereof or filed with the Commission, any state securities commission or agency, NYSE or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to Capstone by the holder or its affiliate seeking indemnification expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the holders or any controlling person of the holders in respect of which indemnity may be sought against Capstone pursuant to this subparagraph
     (e)(1), the holders or such controlling person shall promptly, and in any event, within thirty (30) days (provided that the failure to give prompt notice shall not relieve the indemnifying party of its indemnification obligation but such obligation shall be reduced by any damages suffered by such party resulting from a failure to give prompt notice) after the receipt thereby of a summons or complaint, notify Capstone in writing of the institution of such action and Capstone shall assume the defense of such actions, including the employment and payment of reasonable fees and expenses of counsel (reasonably satisfactory to the holders or such controlling person). The holders or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the holders or such controlling person unless (A) the employment of such counsel shall have been authorized in writing by Capstone in connection with the defense of such action, or (B) Capstone shall not have promptly employed counsel to have charge of the defense of such action, or (C) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to Capstone (in which case, Capstone shall not have the right




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Counsel Corporation
December 19, 1996
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     to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional principal firm of attorneys (and, if necessary, applicable firms to serve as local counsel) for the holders and/or such controlling person shall be borne, by Capstone. Except as expressly provided in the previous sentence, in the event that Capstone shall have assumed the defenses of any such action or claim, Capstone shall not thereafter be liable to such holders or such controlling person for their expenses in investigating, preparing or defending any such action or claim, except for reimbursement of expenses incurred at Capstone's request (e.g., attending depositions etc.). Capstone agrees promptly to notify the holders of the commencement or any litigation or proceedings against Capstone or any of its officers, directors or controlling persons in connection with the resale of Capstone Stock or in connection with such registration statement.

              (2) Each holder of Capstone Stock to be sold pursuant to a registration statement, and his successors and assigns, shall severally, and not jointly, indemnify Capstone, any underwriter, its or their officers and directors and each person, if any, who controls Capstone or any underwriter within the meaning of ss.15 of the Securities Act or ss.20(a) of the Exchange Act against any and all loss, claim, damage, or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising from information containing any untrue statement of a material fact furnished in writing by or on behalf of such holder, or his successors or assigns for specific inclusion in such registration statement. However, in no event shall the obligation of a seller of Capstone Stock hereunder exceed the price received by such seller for such shares.

              (3) If the indemnification provided for in this paragraph (e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, expense, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, expense, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one




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     and of the indemnified party on the other in connection with the statement or omissions which resulted in such loss, claim, damage, expense, liability or action as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. However, in no event shall the obligation of a seller of Capstone Stock hereunder exceed the price received by such seller for such shares.

          (f) Carve Back Agreement. In the event that the shares of Capstone Stock that Counsel proposes to register in a registration under paragraph
     (a) is carved back or reduced by an underwriter or by Capstone, Counsel shall be entitled to a shelf registration on Form S-3 in accordance with paragraph (a) (in a form similar to Section 2.5 of the Purchase Agreement as if not amended by Amendment No. 1 to the Purchase Agreement) covering the number of shares that were subject to the carve back.

     Please recall that Counsel Corporation has agreed to not exercise its registration rights in a manner which would adversely affect the registration rights of IHS.

     If you are in agreement with the foregoing, please indicate your acceptance by executing this Letter Agreement and returning it to Capstone.

                                        Very truly yours,

                                        CAPSTONE PHARMACY SERVICES, INC.


                                        By:__________________________________


                                        Its:_________________________________

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Counsel Corporation
December 19, 1996
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ACCEPTED BY:

Counsel Corporation

By:________________________________

Its:_______________________________